UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2007

AboveNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23269	11-3168327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

360 Hamilton Avenue
White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (914) 421-6700

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

In May 2002, Metromedia Fiber Network, Inc. (“MFN”) and certain of its subsidiaries filed their voluntary Chapter 11 petitions under the United States Bankruptcy Code.  In accordance with the Reorganization Plan, on August 29, 2003, MFN changed its name to AboveNet, Inc. (the “Company”). The Company has not been current with its quarterly or annual filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since suspending such filings prior to the bankruptcy filings.

The Securities and Exchange Commission (the “SEC”) initiated a formal investigation of MFN in June 2002.  This investigation followed MFN’s announcement in April 2002 that it would need to restate its financial statements for the first three quarters of 2001. On December 15, 2006, the Company received a “Wells” notice from the SEC staff in connection with such investigation indicating that the SEC staff was considering recommending that the SEC bring a civil injunctive action against the Company alleging that the Company violated various provisions of the federal securities laws. In response to the Wells notice, the Company provided the SEC with a written submission. On March 19, 2007 the Company received a notice from the SEC staff stating that the investigation of Metromedia Fiber Network, Inc. had been terminated and that no enforcement action against the Company had been recommended to the SEC. Such notice was provided to the Company under the guidelines of the final paragraph of Securities Act Release No. 5310 which states, among other things, that “[such notice] must in no way be construed as indicating that the party has been exonerated or that no action may ultimately result from the staff’s investigation of that particular matter. All that such a communication means is that the staff has completed its investigation and that at that time no enforcement action has been recommended to the Commission.”

In July 2006, the Company determined that as a result of a lack of certain accounting records it did not expect to be able to produce or have management provide the required certifications for the financial statements for the year ended December 31, 2002 and the period from January 1, 2003 to September 7, 2003 (the last day prior to the Company’s emergence from bankruptcy) that could be prepared in accordance with generally accepted accounting principles or audited in accordance with generally accepted auditing standards as promulgated by the Public Company Accounting Oversight Board. The Company had previously reported that as a result of a lack of certain accounting records necessary for the preparation of the 2001 consolidated financial statements, the Company could not complete its financial statements for the year ended December 31, 2001.  The Company made such determinations only after spending considerable time and resources attempting to produce financial statements for such periods. As a result, the Company has focused its resources on completing the consolidated financial statements for the period from September 8, 2003 through December 31, 2003, and each of the years ended December 31, 2004, 2005 and 2006.

In August 2006, following the Company’s dismissal of KPMG LLP, BDO Seidman, LLP (“BDO Seidman”) was engaged as the Company’s independent registered public accountants to audit the Company’s financial statements for the period from September 8, 2003 to December 31, 2003, and as of and for each of the years ended December 31, 2004, 2005 and 2006.  Following the delivery by BDO Seidman of its audit report on the Company’s financial statements as of December 31, 2003, 2004 and 2005, and for the period from September 8, 2003 to December 31, 2003 and for the years ended December 31, 2004 and 2005 (collectively, the “Audited Historical Financial Statements”), the Company elected to file this Current Report on Form 8-K in order to provide the Company’s financial position and results of operations for the periods included in the Audited Historical Financial Statements.  More current financial statements are not presently available.

Attached as Exhibit 99.1 to this Current Report on Form 8-K are the audited consolidated financial statements of the Company as of December 31, 2003, 2004 and 2005 and for the period from September 8, 2003 to December 31, 2003 and for the years ended December 31, 2004 and 2005.

The Company is working to complete the audit for its 2006 financial statements and plans to file its Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”) after its 2006 audited financial statements become available, but can provide no assurances regarding the timing of such filing. In addition, the Company’s 2006 Form 10-K will include quarterly financial information for 2006 and 2005, as required by the SEC rules, however, such quarterly financial information will not be released by the Company prior to the filing of the 2006 Form 10-K.

Readers are cautioned not to place undue reliance on the Company’s Audited Historical Financial Statements.  The Company’s financial performance for the periods included in the Audited Historical Financial Statements (the most recent of which was completed more than nineteen months ago) should not be used as a prediction of the Company’s subsequent performance, including for 2006.  Readers should also note the following in connection with their review of the Audited Historical Financial Statements:

•                                          The Company is currently not in a position to provide the full disclosures required in an Annual Report on Form 10-K for the year ended December 31, 2005.  Accordingly, while the Audited Historical Financial Statements include the information required by the SEC’s rules for audited financial statements and related footnotes, these statements alone do not provide a complete picture of the Company’s historical business through December 31, 2005 because disclosures regarding the Company’s business, risk factors, management’s discussion and analysis of financial condition and results of operations, compensation information and the other information that would be required in an Annual Report on Form 10-K have not been provided.  Further, without such information, a reader cannot fully analyze the raw financial data included in the Audited Historical Financial Statements.

•                                          Without the disclosure of the Company’s 2006 financial performance and other disclosures that would be required in connection with the Company’s periodic Exchange Act filings, notwithstanding the disclosure of the Audited Historical Financial Statements, the Company does not believe that adequate current public information exists regarding its business and financial condition to support a market in its securities.

•                                          This Current Report on Form 8-K is an informational filing only and does not bring the Company back into compliance with the Exchange Act requirements to file Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

•                                          Upon completion and filing with the SEC of the 2006 Form 10-K, the Company will have provided three years and four months of audited consolidated financial statements. Item 6 of Form 10-K requires five years of certain selected financial information.  For the 2006 Form 10-K, Item 6 will require that the selected financial information include financial information for 2002 and 2003. The Company will not be able to prepare the financial statements for the year ended December 31, 2002 or the period from January 1, 2003 to September 7, 2003 (which periods preceded the Company’s emergence from bankruptcy) in accordance with generally accepted accounting principles and will not include any selected financial information for these periods in the 2006 Form 10-K.  As a result, even following the filing of the 2006 Form 10-K, absent relief from the SEC, the Company will not be in full compliance with the Form 10-K requirements and its obligations under the Exchange Act.

•                                          Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, Item 308 of Regulation S-K requires a company’s Annual Report on Form 10-K to include management’s annual report on internal control over financial reporting that contains, among other items, management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of the end of the Company’s most recent fiscal year, including a statement as to whether or not the Company’s internal control over financial reporting is effective.  Management has performed an assessment of the Company’s internal control over financial reporting as of December 31, 2006 and expects that BDO Seidman will attest to this assessment.  In connection with this assessment, management has determined that there are material weaknesses in the Company’s internal control over financial reporting as of December 31, 2006 related to (1) entity level controls, (2) financial statement closing and reporting processes, (3) corporate tax filing and reporting processes and (4) inventory and fixed asset control processes.  Accordingly, management will conclude that the Company’s internal control over financial reporting was not effective as of December 31, 2006. Further, until the Company completes its audit of the financial statements for the year ended December 31, 2006, management cannot provide any assurance that additional material weaknesses will not be identified. The Company is instituting additional control procedures in order to remediate these material weaknesses, however, most of these weaknesses relate to controls that cannot be tested until such time as the Company completes a number of regulatory filings, including its periodic reports pursuant to the Exchange Act, on a timely basis.

As previously disclosed, management was unable to complete the assessment of its internal control over financial reporting as of December 31, 2005 and its independent registered public accountants did not provide an attestation. The Company’s inability to complete its assessment was due to certain entity level controls and process level controls which were not tested due to: (i) an overall lack of internal controls in certain processes which impeded management’s ability to perform a proper assessment, (ii) management’s need to focus its available time and resources on remediating the internal control design and operating deficiencies that were identified, and (iii) extensive modifications to certain systems and processes subsequent to year end for which the controls and processes in place as of December 31, 2005 could no longer be observed or assessed. Based on the work completed, the Company had identified numerous material weaknesses in its internal control over financial reporting as of December 31, 2005. As a result, management would have concluded that the Company’s internal control over financial reporting was not effective as of December 31, 2005 and would disclose the material weaknesses that had been identified in its assessment process. However, management would not be able to represent that all of the material weaknesses that existed as of December 31, 2005 had been identified and disclosed.  Notwithstanding the foregoing, as a result of additional testing and procedures by the Company, the Company believes that the financial statements included in Exhibit 99.1 to this current report on Form 8-K present fairly, in all material respects, the Company’s financial condition and results of operations for the periods covered thereby.

•                                          The Company’s securities are not listed on a national securities exchange.  The Company does not anticipate being able to list its securities on any national exchange until at least it has become current with its periodic SEC filings.  However, even if it becomes current with its SEC filings, the Company cannot provide any assurances that the Company will be able to meet other applicable listing standards or that if listed, a public trading market will develop.

By including the information disclosed in this Current Report on Form 8-K, the Company does not necessarily acknowledge that disclosure of such information is required by applicable law or is material.

Safe Harbor Statements

The information contained in this Current Report on Form 8-K is a statement of the Company’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and the Company’s assumptions regarding future developments. The Company may change its intention, belief or expectation at any time and without notice, based upon any changes in such factors, in its assumptions or otherwise. The cautionary statements contained in this Current Report on Form 8-K should be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on its behalf may issue.

Item 9.01.              Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1	Audited Financial Statements as of December 31, 2003, 2004 and 2005 and for the period from September 8, 2003 to December 31, 2003 and for the years ended December 31, 2004 and 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 2, 2007

ABOVENET, INC.

By:
Robert Sokota
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Audited Financial Statements as of December 31, 2003, 2004 and 2005 and for the period from September 8, 2003 to December 31, 2003 and for the years ended December 31, 2004 and 2005.